Ohio National Fund, Inc.

 Supplement dated March 22, 2023

to the Prospectus dated April 29, 2022

The following supplements and amends the prospectus dated April 29, 2022, as previously amended:

ON U.S. Low Volatility Portfolio (the “Portfolio”)

Dr. Ryan Stever, Ph.D., has replaced Dr. Vassilios Papathanakos, Ph.D., as co-manager of the Portfolio. Accordingly, all references to Dr. Papathanakos throughout the prospectus are deleted, and information regarding the management of the Portfolio is amended as follows:

The paragraph under the heading “Management” in the Portfolio’s summary prospectus is stricken in its entirety and replaced with the following paragraph:

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. Intech serves as the investment sub-adviser for the Portfolio. Intech has been a sub-adviser for the Portfolio since August 2022 and prior to that was a sub-subadviser for the Portfolio under a sub-subadvisory agreement with the Portfolio’s former sub-adviser since June 2021. Adrian Banner, Ph.D., Chief Investment Officer of Intech, and Ryan Stever, Ph.D., Deputy Chief Investment Officer of Intech, have been portfolio managers of the Portfolio since June 2021 and September 2022, respectively.

Under the heading “Fund Management” in the statutory prospectus, the following information replaces the biographical information for Dr. Banner and Dr. Papathanakos under the “Management of Portfolios” sub-heading:

The portfolio managers of the ON U.S. Low Volatility Portfolio are Adrian Banner and Ryan Stever. The overall process is overseen by Dr. Adrian Banner, who has ultimate responsibility for all aspects of the investment process. Dr. Banner and Dr. Ryan Stever oversee the portfolio optimization process, whereas Intech’s trading team oversees the trading necessary to implement portfolio rebalancing. No individual has particular responsibility for specific stages of the process.

Dr. Banner, Ph.D., has been a Chief Investment Officer since January 1, 2012, and in November 2012 assumed the role as Chief Executive Officer in addition to his role as Chief Investment Officer, until March 31, 2022, when Intech hired a new CEO, and at the same time transitioned Dr. Banner’s role as Chief Executive Officer / Chief Investment Officer into a dedicated Chief Investment Officer role. Previously, Dr., Banner was Co-Chief Investment Officer beginning January 2009, Senior Investment Officer from September 2007 to January 2009, and joined Intech in August 2002 as Director of Research. He received his Ph.D. in Mathematics from Princeton University and holds a M.Sc. and a B.Sc. in Mathematics from the University of New South Wales, Australia.

Dr. Ryan Stever, Ph.D, has been Executive Vice President and Co-Deputy Chief Investment Officer since joining Intech in September 2022 and became Deputy Chief Investment Officer on January 1, 2023. Previously, Dr. Stever was Director of Quant Strategies at Aperio by Blackrock from July 2020 through September 2022, Director of Equity Quant Research at Citadel from March 2018 through November 2019, and Co-head Global Director of Research at Acadian Asset Management from December 2007 through March 2018. Dr. Stever earned a Ph.D in finance from the University of California, Berkeley, and an undergraduate degree in economics and mathematics from Vassar College.

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Please retain this supplement with your Prospectus for future reference.